SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No. ____)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           FARM FAMILY HOLDINGS, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Rules 14a-6(i)(1) and 0-11

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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   Farm Family Holdings Announces Date for Special Meeting of Stockholders

Glenmont, New York - January 11, 2001 - Farm Family Holdings, Inc. (NYSE: FFH) ("Farm Family"), announced today that the special meeting of stockholders to vote upon the previously announced merger agreement with American National Insurance Company (NASDAQ: ANAT) ("American National") has been scheduled for February 27, 2001. The record date for stockholders entitled to notice of and to vote at the special meeting has been set for the close of business on January 8, 2001.

Proxy materials for the special meeting will be mailed to stockholders on or about January 19, 2001. Stockholders should consult the proxy materials for additional information regarding the proposed merger transaction.

Under the terms of a definitive merger agreement announced on October 31, 2000, American National will acquire Farm Family at a price of $44 per share for Farm Family's common stock and $35.72 per share for Farm Family's Series A Preferred Stock in cash. The consideration to be paid to the holders of the Series A Preferred Stock will also include any accrued and unpaid dividends to the closing date.

In addition to the approval of the holders of a majority of Farm Family's outstanding voting stock, the merger is subject to certain other closing conditions, including the approval of the New York Insurance Department. The companies expect to close the merger late in the first quarter of 2001.

American National, which was founded in 1905, is headquartered in Galveston, Texas. American National has over $9 billion in assets and had total revenues for the year ended December 31, 1999 of approximately $1.9 billion. The American National family of companies offers a broad line of products and services, which include individual and group life and health insurance, and annuities; personal lines property and casualty insurance; credit insurance and mutual funds. The life insurance business conducted by the American National family of companies is conducted in all states, as well as in Mexico, Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. American National's property and casualty subsidiary, American National Property and Casualty Company ("ANPAC"), is based in Springfield, Missouri and currently operates in 37 states. American National and ANPAC have been assigned a Best's rating of A+ (Superior) by A.M. Best Company and are rated AA+ (Very Strong) by Standard and Poor's. In addition, the Ward Financial Group named ANPAC as a 1999 Ward's 50 Benchmark Company. Additional information regarding American National is available at www.anico.com.


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Farm Family is the parent of Farm Family Casualty Insurance Company ("Farm
Family Casualty"), Farm Family Life Insurance Company ("Farm Family Life") and United Farm Family Insurance Company ("United Farm Family") which are domiciled in New York and operate in twelve northeastern states. Farm Family Casualty and United Farm Family are specialized property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life sells individual whole life, term and universal life insurance products, single and flexible premium deferred annuity products and disability income insurance products. Additional information regarding the Company is available at www.farmfamily.com.

In connection with the proposed merger, Farm Family has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). Farm Family will file a definitive proxy statement with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a copy of the definitive proxy statement (when available) and other documents filed by Farm Family free of charge at the SEC's web site, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, documents filed by Farm Family can be obtained by contacting Farm Family at the following address and telephone number: Farm Family Holdings, Inc. Attention: Investor Relations, P.O. Box 656, Albany, NY 12201-0656 (518) 431 - 5036.

Farm Family and its officers, directors and certain other employees of Farm Family may be soliciting proxies from Farm Family stockholders in favor of the proposed merger and may be deemed to be "participants in the solicitation" under the rules of SEC. Information regarding the interests of the participants in the solicitation will be set forth in the definitive proxy statement when it becomes available.

Safe Harbor Statement under The Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on managements' current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements of the plans and objectives of Farm Family Holdings, Inc. ("Farm Family") or its management, statements of future economic performance and assumptions underlying statements regarding Farm Family or its business. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside Farm Family's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the satisfaction of the closing conditions set forth in the merger agreement (which conditions include but are not limited to the approval of the holders of the majority of the outstanding shares of voting stock of Farm Family, approval of the New York Insurance Department and other governmental approvals), and the risk of a significant delay in the expected completion of the merger and other risks listed from time to time in Farm Family's Securities and Exchange Commission filings, including Form 10-K filed for the fiscal year ended December 31, 1999 and Forms 10-Q filed for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.